EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Chartwell Internatioal, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Janice A. Jones, the Chief Executive and Financial Officer of Chartwell International, Inc., hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 10-QSB fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Janice A. Jones
------------------------------------
Janice A. Jones
Chief Executive and Financial Officer

June 13, 2005